UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

Alamo Group Inc.

(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut Seguin, Texas 78155

(Address of Principal executive offices)

Registrant's telephone number, including area code:	(830) 379-1480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 4, 2011, Alamo Group Inc. (the “Company”) issued a press release announcing, among other things, financial results for the quarter ended March 31, 2011.   A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and by this reference incorporated and made a part hereof.

The information furnished in this report pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any of the Company filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 8.01  Other Events

On May 5, 2011, the Company issued a press release announcing that James B. Skaggs has been named Chairman of the Board of Directors.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and by this reference incorporated and made a part hereof.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated May 4, 2011.

Exhibit 99.2 - Press Release dated May 5, 2011.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2011	By: /s/ Robert H. George
Robert H. George,
Vice President-Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 4, 2011.
99.2	Press Release dated May 5, 2011.